UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2017

Novanta Inc.

(Exact name of Registrant as Specified in Its Charter)

New Brunswick, Canada	001-35083	98-0110412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 266-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01   Completion of Acquisition or Disposition of Assets

As previously disclosed, on June 6, 2017, Novanta Europe GmbH (the “Buyer”), a wholly-owned subsidiary of Novanta Inc. (“Novanta”), entered into an Agreement on the Sale and Transfer of All Shares in W.O.M. World of Medicine GmbH (the “Purchase Agreement”) with Aton GmbH (the “Seller”) for the purchase of 100% of the outstanding shares of W.O.M. World of Medicine GmbH (the “Acquired Company”), a division of the Seller (the “Acquisition”). On July 3, 2017, the Acquisition closed, pursuant to the terms of the Purchase Agreement. The aggregate purchase price of the Acquisition was approximately €117.3 million in cash, including estimated working capital adjustments.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement, which was filed as Exhibit 2.1 to Novanta’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2017, and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 3, 2017, Novanta drew down €118 million on its revolving credit facility under its second amended and restated credit agreement (the “Second Amended and Restated Credit Agreement”) to fund the Acquisition. Borrowings under the revolving credit facility are due upon maturity of the Second Amended and Restated Credit Agreement in May 2021 and may be repaid at any time before the maturity date without prepayment penalties.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: July 5, 2017	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer